                                                                     EXHIBIT 4.3

               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER                                                                SHARES

P

                             SHERIDAN ENERGY, INC.
                      AUTHORIZED ISSUE 25,000,000 SHARES


20,000,000 SHARES COMMON STOCK                5,000,000 SHARES PREFERRED STOCK
   PAR VALUE $.01 PER SHARE                       PAR VALUE $.01 PER SHARE


        This Certifies that __________________________________ is the owner of
_________________________________________________ fully paid and non-assessable
Shares of the 1,900,000 Shares Series A Preferred Stock of SHERIDAN ENERGY, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
        In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated:

                                 [Seal Appears
/s/ [Signature appears here]         Here]         /s/ [Signature appears here]
-----------------------------                      -----------------------------
         Secretary                                             President

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.


        TEN COM   - as tenants in common                          UNIF GIFT MIN ACT ...................Custodian.............(Minor)
        TEN ENT   - as tenants by the entireties                    under Uniform Gifts to Minors Act........................(State)
        JT TEN    - as joint tenants with right of survivorship
                    and not as tenants in common

                                                                                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                        IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto        _________________________________________

-----------------------------------------------------------------------------       _________________________________________
       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------- Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints---------------------------------------
---------------------------------------------------------------------------------------Attorney to transfer the said
Shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated, ______________________________________
           In presence of                                 ____________________________________________________________________


______________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.